John Hancock Funds II
Supplement dated May 5, 2011
to the Statement of Additional Information
dated April 30, 2011
INVESTMENT RESTRICTIONS — NON-FUNDAMENTAL
The following non-fundamental investment restriction was included in error and is removed from the Statement of Additional Information:
“Each Portfolio will not purchase securities for the purpose of exercising control or management.”